Prospectus supplement dated January 27, 2014
to the following prospectus(es):
Nationwide DestinationSM All American Gold New York 2.0, Nationwide DestinationSM [B] New York 2.0, Nationwide DestinationSM [EV] New York 2.0, Nationwide DestinationSM [L] New York 2.0, Nationwide DestinationSM Navigator New York 2.0, and Waddell & Reed Advisors Select Preferred AnnuitySM New York 2.0 prospectus dated May 1, 2013
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
For contracts that elect the Nationwide Lifetime Income Capture option, for the first Option Year only, in order to accommodate for the time between the date the good order application is signed and the date the option is elected, if the Variable Rate that was in effect on the date the good order application is signed (or if the transaction is subject to the State of New York's Regulation No. 60, then the date the required step 1 forms are signed and in good order) is different than the Variable Rate in effect on the date the option is elected, then the Variable Rate for the first Option Year will be the greater of the two.
PROS-0253